Schedule of Reconciliation of Cash and Cash Equivalents and Restricted Cash Reported Within the Consolidated Statements (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Restricted Cash And Cash Equivalents [Abstract]
Cash and cash equivalents	$ 131,018	$ 180,552	$ 137,298
Restricted cash included in long-term assets	74,147	97,353	87,630
Cash, cash equivalents and restricted cash, end of period	$ 205,165	$ 277,905	$ 224,928	$ 237,569